UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 27, 2017

UDR, Inc.
United Dominion Realty, L.P.
(Exact name of registrant as specified in its charter)

Maryland (UDR, Inc.)	1-10524	54-0857512
Delaware (United Dominion Realty, L.P.)	333-156002-01	54-1776887
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
UDR, Inc.:                 Emerging growth company          ☐
United Dominion Realty, L.P.:        Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    UDR, Inc: ☐ United Dominion Realty, L.P.: ☐

Item 8.01. Other Events.

New ATM Program

On April 27, 2017, UDR, Inc., a Maryland corporation (the “Company”), entered into an ATM Sales Agreement (the “Sales Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC (the “Agents”), in connection with the commencement of a new at-the-market equity offering program (the “ATM Program”). Pursuant to the terms and conditions of the Sales Agreement, the Company may, from time to time, issue and sell up to 20,000,000 shares (the “Shares”) of its common stock, par value $0.01 per share, through or to the Agents and any additional agents appointed under the Sales Agreement from time to time by the Company. Upon entering into the Sales Agreement, the Company simultaneously terminated the ATM Equity Offering Sales Agreement, dated as of April 4, 2012, as amended on July 29, 2014, among the Company and each of the Agents, which the Company entered into in connection with its prior at-the-market equity offering program.

Sales of the Shares, if any, under the Sales Agreement may be made in transactions that are deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including made by means of ordinary brokers’ transactions on the New York Stock Exchange, or otherwise at market prices prevailing at the time of sale or negotiated transactions, or as otherwise agreed with the applicable Agent. The Company or any of the Agents may at any time terminate the Sales Agreement pursuant to its terms, and the Company has no obligation to sell any of the Shares and may at any time suspend offers under the Sales Agreement. The actual sale of Shares under the ATM Program will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Company’s common stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company.

The Company will pay the Agents an aggregate fee that will not exceed, but may be lower than, 2% of the gross sales price per share for any Shares sold through them acting as sales agents. Under the terms of the Sales Agreement, the Company also may sell Shares to each of the Agents, as principal for its own respective account, at a price per share to be agreed upon at the time of sale.

The Shares will be offered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-217491), which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on April 27, 2017 (the “Shelf Registration Statement”), and a prospectus supplement relating to the Shares that was filed with the SEC on April 27, 2017. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

A copy of the Sales Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Sales Agreement filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Distribution Agreement for MTN Program

In connection with filing the Registration Statement, the Company and United Dominion Realty, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into Amendment No. 2, dated April 27, 2017 (the “Amendment”), to the Third Amended and Restated Distribution Agreement, dated September 1, 2011, as amended on July 29, 2014 (as amended, the “Distribution Agreement”), for the offering, from time to time, of the Company’s medium-term notes. The purpose of the Amendment was to reference the Registration Statement in the Distribution Agreement and include additional representations and warranties.

A copy of the Amendment is filed as Exhibit 1.2 to this Current Report on Form 8-K. The description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the copy of the Amendment filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1
ATM Sales Agreement, dated April 27, 2017, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC.

1.2
Amendment No. 2, dated April 27, 2017, to the Third Amended and Restated Distribution Agreement, dated September 1, 2011 and as amended July 29, 2014, among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC.

5.1	Opinion of Morrison & Foerster LLP regarding the legality of shares.
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

Dated April 27, 2017	By:	/s/ Warren L. Troupe
Name: Warren L. Troupe
Title: Senior Executive Vice President

United Dominion Realty, L.P.

Dated April 27, 2017	By:	UDR, Inc., its general partner

/s/ Warren L. Troupe
Name: Warren L. Troupe
Title: Senior Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
1.1
ATM Sales Agreement, dated April 27, 2017, among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC.

1.2
Amendment No. 2, dated April 27, 2017, to the Third Amended and Restated Distribution Agreement, dated September 1, 2011 and as amended July 29, 2014, among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC.

5.1	Opinion of Morrison & Foerster LLP regarding the legality of shares.
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).